                           AMENDED AND RESTATED LEASE

                           Dated as of March 27, 1998,

                                     Between

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                             but solely as Trustee,

                                                                          Lessor

                                       and


                               SMITH BARNEY INC.,
                              SALOMON BROTHERS INC,
                              TRAVELERS GROUP INC.,
                            MUTUAL MANAGEMENT CORP.,
                       SMITH BARNEY CAPITAL SERVICES INC.,
                         SMITH BARNEY COMMERCIAL CORP.,
                      SMITH BARNEY FUTURES MANAGEMENT INC.
                                       and
                  SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC.,
                              as tenants in common,

                                                                          Lessee


THIS LEASE HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS NUMBERED CONSECUTIVELY FROM 1 TO 35. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN COUNTERPART NO. 1.

                          This is Counterpart No. ____

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
1.       Lease of Property; Title and Condition...................................................................1

2.       Use; Quiet Enjoyment; Hazardous Materials................................................................2

3.       Term.....................................................................................................3

4.       Rent.....................................................................................................3

5.       Net Lease; Non-Terminability.............................................................................4

6.       Taxes and Assessments; Compliance with Law; Certain Agreements...........................................5

7.       Matters of Title.........................................................................................5

8.       Certain Zoning Matters...................................................................................6

9.       Maintenance and Repair...................................................................................6

10.      Lessee Alterations; Removal..............................................................................7

11.      Lessee's Right to Contest Property Taxes.................................................................7

12.      Condemnation and Casualty................................................................................8

13.      Effect of Termination Notice............................................................................10

14.      Lessee Purchase Option..................................................................................10

15.      Procedure Upon Purchase.................................................................................11

16.      Insurance...............................................................................................11

17.      Subletting and Non-Disturbance; No Mortgage of Estate; Assignment.......................................13

18.      Permitted Contests......................................................................................14

19.      Default Provisions......................................................................................15

20.      Additional Rights.......................................................................................17

21.      Notices, Demands, and Other Instruments.................................................................18

22.      No Default Certificate..................................................................................18

23.      Surrender...............................................................................................18

24.      Miscellaneous...........................................................................................19

25.      Headings and Table of Contents..........................................................................20

26.      Lessor's Right to Cure Lessee's Default.................................................................20

27.      Expiration of the Lease.................................................................................20

28.      Subordination...........................................................................................21

29.      Waiver of Trial by Jury.................................................................................22

30.      Jurisdiction............................................................................................22

31.      No Merger of Title......................................................................................22

32.      Further Assurances......................................................................................22

33.      Schedules; Exhibits.....................................................................................22

34.      Tenants in Common.......................................................................................22


SCHEDULE A        Description of the Parcel
SCHEDULE B        Rent Schedule
SCHEDULE C        Interests of Tenants in Common
Exhibit A         Form of Memorandum of Lease

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
                  AMENDED AND RESTATED LEASE dated as of March 27, 1998 (this "Lease"), between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee of the 1993 Smith Barney Office Building Trust under that certain unrecorded Amended and Restated Declaration of Trust dated as of December 30, 1994 (as amended on March 27, 1998, the "Declaration") (the "Lessor"), having its Corporate Trust Office at c/o State Street Bank and Trust Company, P.O. Box 778, Boston, Massachusetts 02210, and SMITH BARNEY INC., a Delaware corporation, SALOMON BROTHERS INC, a Delaware corporation, MUTUAL MANAGEMENT CORP. (formerly Smith Barney Mutual Funds Management Inc., which was successor by merger to Mutual Management Corp.), a New York Corporation, SMITH BARNEY CAPITAL SERVICES INC., a Delaware corporation, SMITH BARNEY COMMERCIAL CORP., a Delaware corporation, SMITH BARNEY FUTURES MANAGEMENT INC., a Delaware corporation, SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, Inc., a Delaware corporation, and TRAVELERS GROUP INC. (formerly The Travelers Inc.), a Delaware Corporation, as tenants in common (collectively, the "Lessee").

                              Preliminary Statement

                  The Lessee and Lessor entered into that certain Lease dated July 30, 1993 (the "Original Lease");

                  The Lessee and Lessor entered into that certain Amended and Restated Lease dated December 30, 1994 (the "Amended and Restated Lease");

                  The Company desires, among other things to refinance the Instruments and acquire funding to complete construction of the Modifications and the parties to the Participation Agreement have agreed to such refinancing and additional construction;

                  In connection with such refinancing the parties hereto desire to amend and restate the Amended and Restated Lease in its entirety to provide, among other things, for an extended lease term;

                  Lessor wishes to lease the Property to Lessee and Lessee wishes to lease the same from Lessor. Lessor and Lessee intend that this Lease be treated, for accounting purposes, as an operating lease. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Lease dated as of December 30, 1994 by and among the Lessor, the Lessee and the financial institutions named therein, as the same may be amended, modified or supplemented from time to time (the "Participation Agreement").

                  NOW, THEREFORE, the parties do hereby agree as follows:

         1. Lease of Property; Title and Condition.

         (a) In consideration of the rents and covenants herein stipulated to be paid and performed by the Lessee and upon the terms and conditions herein specified, the Lessor hereby leases the Property to the Lessee and the Lessee hereby leases the Property from the Lessor.

         (b) The Property is leased to the Lessee hereunder subject to (a) all applicable Legal Requirements and all Insurance Requirements now or hereafter in effect; and (b) all encumbrances now or hereafter affecting the Property. The Lessee has examined the Property and title thereto (as well as Lessor's interest therein) and has found the same satisfactory for all purposes of this Lease.

         (c) THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, THE IMPROVEMENTS OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION, OR DURABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO THE LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROPERTY, THE IMPROVEMENTS OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS PARAGRAPH 1(c) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, BY THE LESSOR WITH RESPECT TO THE PROPERTY, THE IMPROVEMENTS OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UCC OR ANY OTHER LAW, NOW OR HEREAFTER IN EFFECT.

         2. Use; Quiet Enjoyment; Hazardous Materials.

         (a) The Lessee may use the Property for any lawful purpose, provided that the use of the Property shall comply with all material Legal Requirements.

         (b) Subject to paragraph 28 hereof, the Lessor covenants that, unless a Default, Event of Termination, or an Event of Default has occurred and is continuing, it will not, and will not permit any party claiming by or under the Lessor to, interfere with the peaceful and quiet possession and enjoyment of the Property by the Lessee; provided, however, that the Lessor, the Independent Engineer, the Managing Agents, the Environmental Consultant and their successors, assigns, representatives and agents (the "Lessor Group"), at Lessor's sole cost and expense, may, upon reasonable notice to the Lessee (unless a Default, Event of Termination or an Event of Default has occurred, in which case, such entrance and examination shall be at Lessee's sole cost and expense and no such notice shall be necessary), enter upon the Property and examine the Property and the Lessee's books and records relating to the Property and its operation as it may require at reasonable times and upon reasonable notice.

         (c) Any failure by the Lessor or any member of the Lessor Group to comply with the foregoing provisions of this paragraph 2 or any other provision of this Lease shall not give the Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Basic Rent, Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder.

         (d) Lessor, at Lessee's sole cost and expense, shall cooperate and assist with Lessee's efforts to obtain all services, Applicable Permits and contracts necessary or useful for the construction of the Modifications or the operation and maintenance of the Property for the intended purposes thereof and the Lessor shall execute such documents or papers as may be reasonably necessary for such purposes.

         (e) The Lessee shall, and it shall require (and shall indemnify in the manner and the Persons specified in Section 9.15 of the Participation Agreement for the breach of such requirement) that any and all sublessees, employees, contractors, subcontractors, agents, representatives, affiliates,

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
consultants, occupants and any and all other Persons, (i) comply in all material respects with all applicable Environmental Laws relating to the Property or activities undertaken on the Property, and (ii) use, employ, process, emit, generate, store, handle, transport, dispose of and/or arrange for the disposal of any and all Hazardous Materials in, on or, directly or indirectly, related to or used in connection with the Property or any part thereof in compliance in all material respects with all applicable Environmental Laws and in a manner consistent with prudent industry practice and which does not pose a significant risk to human health or the environment.

         (f) The Company has entered into the Construction Agency Agreement with the Lessor pursuant to which the Lessee, as Construction Agent, has agreed to design, procure and construct the Modifications. All Modifications shall, as the construction or installation of the same is completed, become a part of the Improvements, and title thereto shall be and remain in the Lessor.

         3. Term. The Property is leased for a term (the "Term"), which commenced as of July 30, 1993 and shall end on March 27, 2003 (the "Expiration Date") or on such earlier date as this Lease shall be terminated pursuant to any provision hereof.

         4. Rent.

         (a) Lessee shall pay to the Lessor Basic Rent on each Payment Date in the amounts determined in accordance with Schedule B hereto.

         (b) All amounts that the Lessee is required to pay to the Lessor pursuant to this Lease (other than Basic Rent), including, but not limited to,
(i) all sums, costs and expenses paid or incurred by Lessor pursuant to Paragraphs 23 and 26 hereof and Item I.B(1) of Schedule B hereto, (ii) all costs and expenses relating to the Property or the Lessee's use or the Lessor's ownership thereof or the Lessee's failure to perform its obligations hereunder,
(iii) any and all amounts payable upon transfer or purchase of (or otherwise relating to) the Property, and (iv) Additional Costs as more fully described in
Item II of Schedule B hereto, as well as Impositions and Charges pursuant to
Section 6.03 of the Participation Agreement, together with every fine, penalty, interest and cost that may be added for non-payment or late payment thereof, as well as the costs of enforcement and legal fees in respect of clauses (ii) and
(iii) above, shall constitute "Additional Rent" and shall be paid by Lessee on demand. Lessor shall give Lessee notice of any Additional Rent due hereunder promptly after it has knowledge of such Additional Rent, and shall use its best efforts to notify the Lessee in advance of the due date and amount of such Additional Rent; provided that failure to give such prompt notice shall not relieve the Lessee of its obligation to pay such Additional Rent.

         (c) The Lessee shall pay on demand to the Lessor interest at the Default Rate on all amounts payable by it to the Lessor hereunder (i) from the due date thereof until paid in full and (ii) upon the occurrence and during the continuance of an Event of Default.

         (d) All amounts payable by the Lessee hereunder shall be paid in lawful money of the United States of America and in immediately available funds by 12:30 P.M. (New York City Time) on the date when due, unless any such due date is not a Business Day in which case (unless otherwise set forth herein) payment shall be due and payable on the next succeeding Business Day (but any amounts due shall be calculated through the date actually paid) at the Lessor's address for payments set forth in the Participation Agreement or at such other address or to such other person in the United States of America or in such other manner as the Lessor from time to time may designate to the Lessee by written instructions.

         (e) The Lessee shall perform all of its obligations under this Lease at its sole cost and expense and shall pay, when due and without notice or demand (except as otherwise provided in this Lease), all amounts due hereunder. The Lessee agrees to pay on demand (except as otherwise provided for in the Operative Documents) (i) all Impositions which have become due and payable (subject to Lessee's rights pursuant to paragraphs 11 and 18) and (ii) all indemnity obligations and all charges, fees, costs and expenses of the Lessor (as well as amounts equal to all indemnity obligations the Lessor undertakes pursuant to the Declaration or the Participation Agreement to the Purchasers, including, without limitation, the fees and expenses of Trustee's Counsel and Special Counsel and the charges, fees and expenses of the Appraiser, the Independent Engineer and the Environmental Consultant) which are required to be paid by, or in connection with the preparation, execution, delivery, administration, performance, modification and amendment of, this Lease and the other Operative Documents and any other documents to be delivered in connection herewith or therewith as well as in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Operative Documents and such other documents.

         5. Net Lease; Non-Terminability.

         (a) This Lease is a "net lease" and, except as otherwise expressly provided herein, this Lease, any present or future Law to the contrary notwithstanding, shall not terminate, nor shall the Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Basic Rent, Additional Rent or other sum payable hereunder. The obligations of the Lessee hereunder shall not be affected by reason of: (i) any damage to or destruction of the Property or any part thereof by any cause whatsoever (including, without limitation, by fire, Casualty or act of God or enemy or any other force majeure event);(ii) any Condemnation, including, without limitation, a temporary Condemnation of the Property (or Lessor's interest therein) or any part thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of the Property or any part thereof by any Person; (iv) any matter affecting title to the Property or any part thereof; (v) any eviction of the Lessee from, or loss of possession by the Lessee of, the Property or any part thereof, by reason of title paramount or otherwise; (vi) any default by the Lessor hereunder or under any other agreement; (vii) the invalidity or unenforceability of any provision hereof or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any Governmental Authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The parties intend that the obligations of the Lessee hereunder shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

         (b) The Lessee shall remain obliged under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly permitted in this Lease, the Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Basic Rent, Additional Rent or other sums payable hereunder. The Lessee shall remain obliged under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by Law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to the Lessor hereunder as required hereby shall be final, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error.

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
         6. Taxes and Assessments; Compliance with Law; Certain Agreements.

         (a) The Lessee shall pay or cause to be paid, subject to paragraphs 11 and 18, all Impositions before any fine, penalty, interest or cost may be added or any default may be claimed or any termination or foreclosure or forfeiture procedures for nonpayment may be commenced. If any Imposition may legally be paid in installments, such Imposition may be so paid in installments; provided, however, that all such installments which may be due from time to time shall be paid by the Lessee by, on or before the Expiration Date or the earlier termination of this Lease.

         (b) The Lessee shall comply in all material respects with, and cause the Property to be in compliance in all material respects with, all Legal Requirements.

         (c) Lessee shall promptly, but in any case within five Business Days of the receipt thereof, forward to Lessor and the Managing Agents copies of any notices, complaints, summons, or any other notifications received by Lessee from any Governmental Authority relating to alleged violations of any Environmental Law or potential adverse actions in any way involving environmental, health, or safety matters affecting the Property (or any part thereof) in which the cleanup obligations or corrective action or the liability under any Environmental Law could exceed $10,000. Lessee shall promptly notify Lessor when it becomes aware of any spill or any other release of any Hazardous Material, whether or not such spill or release occurred prior to, on or after the date hereof, at, in, on, under or from the Property or any part thereof that is required to be reported to any Governmental Authority or that could reasonably be expected to result in any ordered remediation or corrective action or obligation. Whether or not the Lessee is required to give notice of any of the matters set forth in this paragraph 6(c), the Lessee shall immediately initiate, at its sole cost and expense, such actions as may be necessary to comply in all material respects with all applicable Environmental Laws and to alleviate any significant risk to human health or the environment. Once the Lessee commences such actions, the Lessee shall thereafter diligently and expeditiously proceed to comply in a timely manner with all Environmental Laws and to eliminate any significant risk to human health or the environment and shall, at the request of the Lessor, give periodic progress reports on its compliance efforts and actions.

         7. Matters of Title.

         (a) Other than Permitted Encumbrances, the Lessee shall not create or permit to be created or exist, and shall promptly remove and discharge, any Lien upon this Lease or any sublease permitted hereby, the Property (or Lessor's interest therein) or any part thereof or interest therein, or upon any Basic Rent, Additional Rent or other sum payable hereunder, which Lien arises for any reason, including, without limitation, any and all Liens which arise out of the ownership, use, condition, occupancy, construction, possession, repair or rebuilding of the Property or any part thereof (including, without limitation, by reason of construction of the Modifications) or by reason of labor or materials furnished or claimed to have been furnished to the Lessee or for the Property or any part thereof.

         (b) Nothing contained in this Lease shall be considered as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING OR POSSESSING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER SIMILAR

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
STATUTORY LIENS FOR ANY LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE PROPERTY OR ANY PART THEREOF.

         (c) The Lessor shall not create, grant or suffer to exist any Lien upon this Lease, the Property or any part thereof or upon any Basic Rent or Additional Rent or any other sum payable hereunder except (i) Permitted Encumbrances and (ii) in respect of any action taken by the Lessor or the holders from time to time of the Instruments in connection with the perfection or enforcement of any rights under any Operative Document.

         8. Certain Zoning Matters.

         (a) Lessor agrees that the Lessee during the Term shall have the exclusive right (so long as no Event of Termination or Event of Default has occurred and is continuing) to secure subdivision approvals, site plan approvals, annexation or de-annexation approvals, zoning variances, and Permits necessary or desirable for the development, use, operation, maintenance or condition of the Property (and Lessor's interest therein) or any part thereof; provided that the fair market value of the Property as a general purpose office building is not materially lessened thereby; and provided, further that no such action shall impair the Lien of the Mortgages or the ability of the Agent to foreclose thereon.

         (b) Lessor agrees to execute such documents and take all other actions as shall be reasonably necessary, and otherwise cooperate with Lessee, in connection with the matters described above; provided, however, that (i) all costs and expenses incurred by the Lessor in connection therewith shall be borne by Lessee and (ii) Lessor shall not be required to execute any documents which would, in its opinion, materially diminish the value of the Property (or Lessor's interest therein) as a general purpose office building or otherwise adversely affect the transactions contemplated by the Operative Documents or the rights or interests of the Lessor or the holders from time to time of the Instruments.

         9. Maintenance and Repair.

         (a) The Lessee, at its own expense, will manage and maintain the Property (i) in good working order, (ii) in good mechanical condition and repair, (iii) in accordance with prudent industry practice and (iv) in a manner consistent with that of other class A office buildings in downtown Manhattan. Lessee further agrees to take all action, and make all changes and repairs, structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary, which (x) may be required to maintain the Property in accordance with the above standards and (y) which may be required pursuant to any material Legal Requirement or any Insurance Requirement at any time in effect. All repairs, replacements and rebuilding by the Lessee hereunder shall immediately become and shall remain part of the Property, subject to this Lease. The Lessor shall not be required to, and the Lessee hereby waives any right to require the Lessor to, manage, maintain, replace, repair or rebuild the Property or any part thereof, and the Lessee waives any and all rights it may now or hereafter have to make any repairs at the cost and expense of the Lessor pursuant to any Legal Requirement, Insurance Requirement, or otherwise, at any time in effect.

         (b) In the event that all or any part of the Improvements shall encroach upon any property or right-of-way adjoining or adjacent to the Parcel or any part thereof, or shall violate any agreements or conditions affecting the Property or any part thereof, or shall obstruct any easement or right-of-way to which the Property or any part thereof may be subject, then the Lessee shall, at its sole cost and expense, (i) contest such matter pursuant to paragraph 18 hereof, or (ii) obtain valid and effective Permits for or consents to such encroachments and/or violations (without any liability to Lessor or the holders of the Instruments) or waivers or settlements of all claims, liabilities and damages resulting therefrom, or (iii) make such changes, including alteration, to the Improvements and take such other action as shall be necessary to rectify such encroachments, violations, hindrances, obstructions or impairments without impairing the value of the Property.

         10. Lessee Alterations; Removal. Termination has occurred or no Default or Event of Default shall have occurred and is continuing, the Lessee may, at its own cost and expense, make alterations to the Property or any part thereof (in addition to the Modifications); provided, however, that (i) the fair market value of the Property (and Lessor's rights and interests therein) shall not materially be lessened thereby and (ii) such work shall be completed in a good and workmanlike manner free and clear of any Liens for labor, services or materials (subject to paragraph 18 hereof) and in compliance with all material applicable Legal Requirements and all Insurance Requirements.

         (a) The Lessee shall be permitted at any time during, or upon the expiration or termination of, the Term, and at its sole cost and expense, to remove or demolish any alterations to the Property in accordance with prudent industry practices; provided, however, that, such removal shall not (i) impair the intended use or materially reduce the fair market value of the Property (or any part thereof) (or Lessor's interest therein) below its fair market value immediately prior to such removal or demolition (assuming compliance by the Lessee with the terms of this Lease) and (ii) cause a violation of any material Legal Requirement or any Insurance Requirement or significantly increase any risk of liability under any Environmental Law or any risk to human health or the environment. Any damage to the Property or any part thereof caused by such removal shall promptly be repaired by the Lessee and the Property or any part thereof shall be restored to its condition (or the equivalent thereof) as it existed immediately prior to the construction of such removed alterations (assuming compliance by the Lessee with the terms of this Lease) at the Lessee's sole cost and expense. The Lessee may place upon the Property (or any part thereof) any inventory, fixtures, machinery, equipment or other property belonging to the Lessee or third parties and remove the same at any time during the Term; provided, however, that, at the request of the Lessor (unless the Lessee (or its designee) shall have purchased Lessor's right, title and interest in and to the Property pursuant to the terms hereof), the Lessee shall remove the same at the expiration or termination hereof and any damage to the Property or any part thereof caused by any such removal shall promptly be repaired by the Lessee, and the Property or such part thereof restored to its condition (or the equivalent thereof) as it existed immediately prior to the placement of any such property upon the Property (assuming the Property was then in the condition required pursuant to the terms of this Lease), all at the Lessee's sole cost and expense.

         (b) The Lessee shall notify the Lessor of any alterations (other than the Modifications) to the Property the cost of which is anticipated to exceed in the aggregate $3,000,000 in any calendar year, which notice shall include a reasonably detailed description of the work that will be done. All such alterations shall become and remain part of the Property and shall be subject to this Lease, unless and until removed by the Lessee in accordance with paragraph 10(b).

         11. Lessee's Right to Contest Property Taxes.

         (a) The Lessee, at its own cost and expense and in compliance with paragraph 18, shall have the sole right, at any time, to seek a reduction in the assessed valuation of the Property or any part thereof and to contest any Property Taxes for the Property or any part thereof. The Lessor shall not be required to join in any proceeding or contest brought by the Lessee unless the provisions of any Legal Requirement require that the proceeding or contest be brought by or in the name of the owner of the Property. In that case Lessor shall join in the proceeding or contest or permit it to be brought in the

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
Lessor's name as long as Lessee indemnifies and reimburses the Lessor for any and all costs and expenses incurred by the Lessor in connection therewith. The Lessee, on a final non-appealable determination of the proceeding or contest, shall immediately pay, discharge and satisfy any decision or judgment rendered, together with all costs, interest, additions to tax, fines and penalties incidental to any such decision or judgment.

         12. Condemnation and Casualty.

         (a) General. The Lessee hereby irrevocably assigns to the Lessor any award or compensation or insurance payment to which the Lessee or any Person claiming through or under the Lessee may become entitled by reason of its interest in the Property or any part thereof if (i) the Property or any part thereof (or Lessor's interest therein) is damaged or destroyed by fire or other casualty (a "Casualty") or (ii) the use, occupancy or title of the Property or any part thereof (or Lessor's interest therein) is taken or requisitioned or sold in, or on account of any actual or threatened condemnation, taking or eminent domain proceedings, or other action by any Person or Governmental Authority having the power of eminent domain (a "Condemnation").

         The Lessee shall promptly notify the Lessor in writing of any such Casualty or Condemnation and shall appear in any proceeding or action to defend, negotiate, prosecute or adjust any claim for any award or compensation or insurance payment on account of any Casualty or Condemnation and shall take all appropriate action in connection with any Casualty or Condemnation, including the employment of counsel satisfactory to the Lessor. The Lessor shall have the right to appear and participate and to employ counsel in any such proceeding or action, and the reasonable fees and expenses of such counsel shall be paid by the Lessee. If the Lessee shall elect not to appear or shall fail to prosecute diligently, the Lessor may assume the prosecution thereof and the Lessee shall pay all of the costs and expenses of the Lessor (including, but not limited to, reasonable fees and expenses of the Lessor's counsel) and the reasonable fees and expenses of Special Counsel. Other than as provided in paragraph 16(b)
(iii), no settlement of any such proceeding or action shall be made by the Lessee or the Lessor without the written consent of the other party hereto, which consent shall not unreasonably be withheld.

         Except as provided below, any and all amounts representing proceeds paid in connection with any such Condemnation or Casualty, as the case may be (collectively, the "Proceeds"), shall be paid over to the Proceeds Trustee (as defined below) to be held in trust by such Proceeds Trustee and distributed either pursuant to this paragraph 12 or pursuant to the Declaration and paragraph 15 hereof, as appropriate, (all such Proceeds, less the costs and expenses incurred by the Lessor in collecting such amounts, but including any reimbursement by the Lessee for costs and expenses in connection therewith to which the Lessor and the holders from time to time of the Instruments are entitled pursuant to this Lease or the other Operative Documents, are the "Net Proceeds"). Any and all Proceeds received by the Lessee in connection with any such proceeding or action shall be received and held in trust for the benefit of the Lessor, shall be segregated from other funds of the Lessee and shall be forthwith paid over to the Proceeds Trustee. The Lessee agrees that this Lease shall control the rights of the Lessor and the Lessee in any such Proceeds, and any present or future Law to the contrary is hereby waived. Any and all reasonable charges, fees and expenses of the Proceeds Trustee shall be paid from the Net Proceeds. "Proceeds Trustee" shall mean SSBTC or such title company or other independent bank or trust company as may be designated by the Lessor, at the direction of the Majority Purchasers. Notwithstanding the foregoing, if the total amount of Net Proceeds are $25,000,000 or less, and a Termination Notice shall not have been (or have been deemed to be) delivered and no Event of Default shall have occurred and is continuing, such proceeds shall not be required to be paid over to the Proceeds Trustee, but shall be paid to the Lessee, for application pursuant to paragraph 12(c) below.

         (b) Condemnation or Casualty with Termination.

                  (i) If a Casualty or a Condemnation shall in the good faith opinion of the Lessee affect the Property in such manner as to render it unsuitable for restoration or for continued use and occupancy by the Lessee for the intended purposes thereof, then the Lessee may deliver to the Lessor, not later than 30 days after such occurrence a written notice (herein called a "Termination Notice") describing the event giving rise to such termination and describing the status of any proceeding or action and the amount of any Condemnation award or insurance payment received or expected to be received in connection therewith, together with the date, or anticipated date, of such receipt.

                  (ii) If a Condemnation shall result in the taking of more than 20% of the then fair market value of the Property prior to such Condemnation, or if a Casualty shall result in the damage or destruction of more than 20% of the then fair market value of the Lessor's interest in the Property prior to such Casualty, in each instance as determined pursuant to the Appraisal Procedure, or if restoration of the Property to its value and utility prior to such Casualty or Condemnation shall be impractical or uneconomical or cannot be completed prior to the Expiration Date, then the Lessee shall be deemed to have delivered to the Lessor a Termination Notice with respect to the Property as of such occurrence. Either the Lessor or the Lessee may initiate the Appraisal Procedure by submitting a written request that an appraiser be appointed.

         (c) Condemnation or Casualty Without Termination. If, after a Casualty or Condemnation, the Lessee has not given or been deemed to have given a Termination Notice in accordance with subparagraph 12(b), then this Lease shall continue in full force and effect, and the Lessee shall, at its cost and expense, within a reasonable period (not to exceed 30 days) commence and diligently pursue to completion, regardless of whether or not any Net Proceeds in respect of such Casualty or Condemnation have been paid to the Proceeds Trustee or the Lessee, as the case may be, the rebuilding, replacement or repair of any damage to the Property caused by such event in conformity with the requirements of this Lease, including without limitation paragraphs 9 and 10 in order to restore the Property (in the case of a Condemnation, as nearly as practicable) to the value and operating condition (assuming Lessee's compliance with the terms of this Lease prior to the occurrence of the Condemnation or Casualty) thereof immediately prior to such event. In connection with such restoration the Lessee shall, before beginning such restoration, submit plans and specifications for such restoration, together with an estimate of the cost thereof, and all necessary construction contracts therefor for the Lessor's and the Independent Engineer's approval (provided, that if Lessee proposes to restore the Property to the same plans and specifications existing immediately prior to the Casualty or Condemnation, using all new materials of at least like quality used prior to the occurrence of such Condemnation or Casualty and otherwise consistent with the construction of first class office buildings in New York City, no approval of such plans and specifications by Lessor or the Independent Engineer shall be required), which consent will not unreasonably be withheld; provided that (i) the capacity and useful life of the Improvements shall not, after such restoration, be substantially less than the capacity and useful life prior to such Casualty or Condemnation;(ii) neither the fair market value of the Property nor Lessor's interest therein shall, after such restoration, be substantially less than its fair market value prior to such Casualty or Condemnation and (iii) if the estimated cost to complete such restoration exceeds the amount of Net Proceeds, the Lessor is, in its sole judgment, satisfied that the Lessee shall have sufficient funds (the "Excess Funds") available to pay such excess. If either Mortgage has been recorded, the Lessee shall hold such Excess Funds and any Net Proceeds then held by the Lessee pursuant to paragraph 12(a) in a segregated account, subject to application in accordance with the terms of the next succeeding paragraph hereof. Such work shall be completed in a good and workmanlike manner free and clear of all Liens for labor, services or materials and in compliance with all applicable material Legal Requirements and all Insurance Requirements. All reasonable fees and expenses of the Lessor and the Independent Engineer in connection with any rebuilding and restoration shall be at the Lessee's sole cost and expense.

         The Lessee shall be entitled to pay the Excess Funds or to receive payment from the Net Proceeds or to pay the Net Proceeds if then held by Lessee pursuant to paragraph 12(a), as the case may be, from time to time as such work of rebuilding, replacement or repair progresses, but only after presentation of an Officer's Certificate of the Lessee certifying that no Default or Event of Default under any of the Operative Documents has occurred and is continuing and that the Net Proceeds held by the Proceeds Trustee or the Lessee, as the case may be, plus all necessary undisbursed Excess Funds are adequate to complete such rebuilding, replacement or repair. The Proceeds Trustee shall deliver, or cause to be delivered, payment within five days after its receipt of the certificates required above. In connection with such payments Lessee shall first disburse all Excess Funds for the cost of such restoration prior to the disbursement of any Net Proceeds by the Proceeds Trustee or the Lessee. Upon receipt by the Proceeds Trustee (with a copy to the Lessor) of an Officer's Certificate from the Lessee, to the effect that final payment has been made for any such work and stating that the rebuilding, replacement or repair has been completed in compliance with the terms and conditions of this Lease, the remaining amount of such Net Proceeds shall (i) be paid to the Lessee or (ii) if such remaining Net Proceeds shall then be held by the Lessee pursuant to the terms hereof, may be used by the Lessee for purposes other than those set forth in this paragraph 12.

         (d) Temporary Condemnation or Lease Termination. Notwithstanding any provision to the contrary contained in this paragraph 12, in the event of any temporary Condemnation this Lease shall remain in full force and effect, and provided no Default or Event of Default has occurred and is continuing, the Lessee shall be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that if this Lease shall expire or terminate during such temporary Condemnation (other than by reason of the Lessee's exercise of its Option to Purchase and its payment of the Purchase Price), then the Lessor shall be entitled to the Net Proceeds allocable to the period after the termination or expiration of this Lease.

         13. Effect of Termination Notice. The Termination Notice given pursuant to paragraph 12(b) shall specify a date, not less than 30 nor more than 60 days after the giving of such Notice upon which this Lease shall terminate. If the Termination Notice is deemed given, the date of termination shall be the 30th day after the receipt of the appraisal required by paragraph 12(b)(ii). On such date this Lease will terminate, except with respect to obligations and liabilities, actual or contingent, which have arisen on or prior to such date. Upon such termination, the provisions of the Instrument Guaranty and the Company Guaranty shall apply.

         14. Lessee Purchase Option.

         (a) At any time during the Term, Lessee may deliver to Lessor a notice of exercise of its option to purchase (the "Option to Purchase") Lessor's interest in the Property.

         (b) Any exercise of Lessee's Option to Purchase shall be irrevocable and unconditional and shall set forth the applicable Purchase Price. The procedure for the purchase of the Property and the purchase price therefor shall be governed by paragraph 15 hereof.

         (c) In addition to the foregoing rights, in the event this Lease has been terminated as a result of an Event of Default Lessee may for a period of 30 days after such termination deliver to the Lessor a notice of exercise of its Option to Purchase the Property, and in such event, the provisions of paragraph 14(b) and paragraph 15 shall apply.

         15. Procedure Upon Purchase.

         (a) The date of the closing of the Lessee's purchase of Lessor's interest in the Property (the "Closing Date") shall be (i) in the case of a purchase by the Lessee pursuant to paragraph 14(c), on the fifth Business Day following the Lessee's delivery of notice of exercise of the Option to Purchase, or (ii) otherwise, on the first Payment Date occurring at least 15 days following the date of Lessor's receipt of the notice of exercise in compliance with the notice provisions of the Participation Agreement, but in no event later than the Expiration Date. On the Closing Date, upon receipt of the Purchase Price, the Lessor shall, subject to compliance with all Legal Requirements, convey, or cause to be conveyed, any and all of its right, title and interest in and to the Property, (or, in the case of an occurrence of a Casualty or Condemnation, the remaining portion thereof) to the Lessee or its designee by appropriate instruments of conveyance, containing no representation or warranty (expressed or implied) except that the Lessor's interest in the Property is free and clear of any conveyance, mortgage, lease, or Lien or other adverse interest of any kind created or caused by the Lessor or any person claiming by, through or under the Lessor (except in connection with the arrangements contemplated by the Operative Documents or as otherwise consented to or created or caused by the Lessee and except as to any interest created by the Lessor upon the exercise of any right hereunder upon any Event of Default or Event of Termination).

         (b) On the Closing Date, the Lessee shall pay, or cause to be paid, to the Lessor a price equal to the Capitalized Cost of the Property (as defined in Schedule B hereof) together with all Basic Rent, Additional Rent and all other sums then due and payable hereunder or under any of the Operative Documents relating to the Property up to and including such Closing Date plus all Closing Costs (such amounts are herein referred to as the "Purchase Price"), and the Lessor shall simultaneously (i) deliver to the Lessee or its designee the instrument(s) referred to in subparagraph 15(a) above and any other instruments reasonably necessary to convey to the Lessee or its designee Lessor's interest in the Property (and assign all Real Estate Agreements to which Lessor is a party) (other than any indemnities thereunder) and any other related property then required to be assigned pursuant hereto, and (ii) convey, or cause to be conveyed, to the Lessee or its designee any Net Proceeds related to the Property and/or the right to receive the same. In the event that the payments due under this paragraph are not paid in full when due, any moneys actually paid shall be deemed to be a payment after an Event of Default and shall not be deemed to be Purchase Price.

         (c) Upon the completion of any purchase of the Property pursuant to this paragraph 15, but not prior thereto, this Lease shall terminate, or, at the request and expense of the Lessee, the Lessor shall transfer its interest in this Lease, in either case except with respect to obligations and liabilities of the Lessee actual or contingent which have arisen on or prior to such date of purchase, and except as elsewhere expressly provided herein and as provided in
Section 9.15(b) of the Participation Agreement.

         16. Insurance.

         (a) The Lessee will purchase and maintain, or cause to be purchased and maintained, insurance with respect to the Property of the following types and in the following amounts (or in such greater amounts as may become necessary from time to time to prevent the Lessor, the Lessee and the holders from time to time of the Instruments from becoming co-insurers of any loss) but in no event in amounts less than those customarily maintained for other similar buildings in downtown Manhattan; provided, however, that the Lessee may self-insure (other than in respect of business interruption insurance which may include a three-day deductible) for the first $1,000,000 in coverage for any of the following:

                  (i) Property Insurance: Insurance against physical damage to the Property caused by "all risks" perils, including flood insurance and business interruption coverage as well as broad form boiler and machinery coverage;

                  (ii) "All Risk", Builder's Risk Insurance: Insurance against all risk of physical loss or damage to the Property while in the course of construction;

                  (iii) General Public Liability Insurance: Insurance against claims for bodily injury (including death) and property damage occurring on, in or about the Property or resulting from activities on the Property, in the minimum combined single limit amount of $75 million in the annual aggregate and $75 million for bodily injury (or death) and/or property damage;

                  (iv) Workers' Compensation Insurance: Insurance, including, without limitation, workers' compensation insurance at statutory levels and employers' liability insurance, with a limit of $100,000 in the aggregate; and

                  (v) Other Insurance: Such other insurance, in such amounts and against such risks, as is either (x) customarily carried by companies owning, operating or leasing property or conducting businesses similar and/or similarly situated to the Property and/or the Lessee, or (y) reasonably requested from time to time by Lessor or the Managing Agents.

         Such insurance shall be written by companies that are nationally recognized (including Lloyd's of London or other recognized international insurers); primary insurance shall be written by companies rated at least A- XI or better in Best's Key Guide (provided that the insurance required pursuant to clauses (iii) and (iv) of this paragraph 16(a) may be written by Gulf Insurance Company so long as such company maintains a rating of at least A+ VIII in Best's Key Guide) and legally qualified to issue such insurance, selected by the Lessee and shall name SSBTC (in its individual capacity and as Trustee) and the Agent for the benefit of the holders from time to time of the Instruments and their assigns, as additional insureds, as their interests may appear.

         (b) (i) The insurance referred to in paragraph 16(a)(i) and (ii) for the Property may be a blanket policy and shall (i) at all times be in an amount at least equal to 100% of the replacement cost value (without depreciation), and
(ii) shall name SSBTC (in its individual capacity and as Trustee) and the Agent for the benefit of the holders from time to time of the Instruments, and their assignees, as additional insureds, as their interests may appear.

         (ii) Every policy required under paragraph 16(a) shall: (1) expressly
(A) provide that it will not be canceled or terminated or changed except upon 30 days' prior written notice to the Lessor and the Lessee and the Agent, except in the case of cancellation or termination due to a lapse for non-payment, in which case only 10 days' prior written notice shall be required; (B) provide that the interests of the Lessor and the Agent for the benefit of the holders from time to time of the Instruments shall be insured regardless of any breach or violation by the Lessee of any warranties, declarations or conditions contained in such insurance; (C) provide that any act, omission or negligence of one party insured thereunder shall not invalidate or affect said insurance coverage for any other party insured thereunder and that such insurance shall not be invalidated by any foreclosure or other proceedings or notices thereof relating to the Property or any part thereof, nor by legal title to, or ownership of the Property or any part thereof becoming vested in or by Lessor or its agents, nor by occupancy or use of the Property or any part thereof for purposes more hazardous than permitted by such policy; (D) include a waiver of all rights of subrogation against the Lessor and the holders from time to time of the Instruments and any recourse against the Lessor or the holders from time to time of the Instruments for payment of any premiums or assessments under any policy; and (E) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Property or any part thereof against the peril involved, whether collectible or not, if such other policies do not name the Lessor and the Agent for the benefit of the holders from time to time of the Instruments as additional insureds. The Lessee shall advise the Lessor and the Agent promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

         (iii) As long as no Event of Default shall have occurred and be continuing, the Lessee may agree to the adjustment of any insurance claim pertaining to the Property or any part thereof; provided, however, that if such claim originally involved an amount of $25,000,000 or more, the amount equal to the difference between such original amount and the adjusted amount shall be treated as Net Proceeds and Lessee shall either pay over such amount to the Proceeds Trustee or provide the Proceeds Trustee with a letter of credit, reasonably acceptable to the Lessor, for such amount.

         (c) The Lessee shall deliver to the Lessor the certificates of insurance evidencing the existence of all insurance which is required to be maintained by the Lessee hereunder including descriptions of the previously mentioned Insurance Requirements not customarily found in a standard insurance policy as well as descriptions of the exceptions to coverage under such policies, such delivery to be made (i) as provided in Section 2.01(j) of the Participation Agreement, (ii) within 30 days of the issuance of any additional policies or amendments or supplements to any of such insurance, and (iii) on or prior to the expiration date of any such insurance. The Lessee shall notify Lessor of any nonrenewal of any policy required hereunder and shall cause each insurer under each policy required hereunder to give the Lessor notice within the time frames specified in paragraph 16(b)(ii)(1)(A) of any lapse under any such policy. The Lessee shall not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this paragraph 16 unless the Lessor and the Agent for the benefit of the holders from time to time of the Instruments are named as additional insureds therein, with loss payable as provided in this Lease. The Lessee shall immediately notify the Lessor and the holders from time to time of the Instruments whenever any such separate insurance is obtained and shall deliver to the Lessor the certificates of insurance evidencing the same as is required hereunder.

         17. Subletting and Non-Disturbance; No Mortgage of Estate; Assignment.

         (a) The Lessee may sublet or license a portion or portions of the Property to any third party from time to time, provided that (i) such sublease shall by its terms be expressly made subject and subordinate to the terms of this Lease and the Mortgages and (ii) there shall exist no Default or Event of Default or Event of Termination as of the date such sublease is executed by the Lessee.

         (b) No sublease or license pursuant to this paragraph 17 shall modify or limit any right or power of the Lessor hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no subletting had been made or occupancy permitted.

         (c) The Lessee shall provide a conformed copy of any sublease or license to Lessor and the Managing Agents no later than 15 days prior to the effective date of such sublease.

         (d) The Lessee or any sublessee or licensee permitted hereby shall not directly or indirectly assign (except as provided in clause (f) below), mortgage, pledge or otherwise encumber its interest in and to this Lease or in and to any sublease or the rentals payable thereunder without the prior written consent of the Lessor and all such subleases and license agreements shall contain such a restriction.

         (e) Any sublease or license of Lessee's interest or any further sublease thereof made otherwise than as expressly permitted by this paragraph 17 and any mortgage, pledge or assignment of the Lessee's interest hereunder or under any such sublease shall be null and void.

         (f) Each entity comprising the Lessee shall have the right to assign all (other than as provided below) or portions of its interest as tenant in common hereunder to one or more wholly owned subsidiaries or Affiliates of the Guarantor by delivering written notice to the Lessor, the Managing Agents and the Agent, which notice shall be accompanied by a copy of the assignment instrument and the original validly executed and delivered agreement of the assignee to assume all the obligations of the Lessee hereunder. Upon delivery of any such notice, the assignee named therein shall, without further action or the need for any additional documentation, be deemed a tenant in common hereunder and shall thereafter be included in the term "Lessee"; provided, that the Company and Salomon Brothers Inc shall at all times retain a combined undivided 51% interest in this Lease as tenants in common with the other entities comprising the Lessee.

         18. Permitted Contests.

         (a) So long as no Default or Event of Default has occurred and is continuing, the Lessee shall not be required, nor shall the Lessor have the right, to pay, discharge or remove any Imposition (other than Excluded Taxes) or to comply or cause the Property or any part thereof to comply with any applicable Legal Requirement or to pay any materialman's, laborer's or undischarged or unremoved Lien, as long as the Lessee shall at its sole cost and expense contest, or cause to be contested, in good faith, the existence, amount or validity thereof by appropriate proceedings which shall (i) in the case of an unpaid Imposition or undischarged or unremoved Lien, prevent the collection thereof from the Lessor or against the Property or any part thereof or Lessor's interest in any of the foregoing, (ii) prevent the sale, forfeiture or loss of the Property or any part thereof, and prevent the impairment or subordination of the Agent's Lien, if any, pursuant to the Mortgage(s), and (iii) in the case of a Legal Requirement, not subject the Lessor or the holders from time to time of the Instruments to the risk of any criminal liability or civil liability for failure to comply therewith. The Lessee shall give such reasonable security as may be demanded by the Lessor to insure ultimate payment of such Imposition or the discharge or removal of any materialman's, laborer's or mechanic's Lien or to insure compliance with such Legal Requirement and to prevent any sale or forfeiture of the Property or any part thereof or Lessor's interest in any of the foregoing, or any interference with or deductions from any Basic Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such non-payment, non-discharge, non-removal or non-compliance; provided, that, unless a Default or Event of Default has occurred and is continuing, the Lessee shall not be obliged to post any such security if at any time the aggregate amount needed for all such purposes shall not exceed $7,000,000.

         (b) The Lessor shall cooperate with the Lessee in any contest and shall allow the Lessee to conduct such contest (in the name of the Lessor, if necessary) at the Lessee's sole cost and expense. The Lessee shall notify the Lessor of each such proceeding within ten Business Days prior to the commencement thereof, which notice shall describe such proceeding in reasonable detail.

         (c) The Lessee shall, promptly after the final determination (including appeals) of any contest brought by it pursuant to this paragraph 18, pay and discharge all amounts which shall be determined to be payable therein and shall be entitled to receive and retain for its own account all amounts refunded and/or rebated as a result of any such contest and if the Lessor receives any amount as a result of such contest to which it is not otherwise entitled pursuant to this Lease, it shall promptly return such amount to the Lessee.

         19. Default Provisions.

         (a) Any of the following occurrences or acts shall constitute an event of default (each, an "Event of Default") under this Lease:

                  (i) if the Lessee shall fail to pay (a) any Basic Rent, Additional Rent or any other amounts required to be paid hereunder within five business days after the date on which payment is due or (b) Purchase Price on the date on which payment is due;

                  (ii) subject to paragraph 18, if the Lessee shall fail to pay any Imposition when such payment shall become due or within any grace period provided for payment of such Imposition;

                  (iii) if the Lessee shall fail to comply with any Insurance Requirement or, if such failure is due to a downgrading in the rating of any insurer in Best's Key Guide to a level below that required pursuant to paragraph 16(a) hereof, the Lessee's failure to replace such insurer with another insurer having the required rating within thirty-five (35) days of such downgrading;

                  (iv) if the Lessee shall grant, suffer to exist (for ten Business Days without removal or full bonding) or create any Lien (other than Permitted Encumbrances) upon this Lease or the Property or any part thereof or interest therein or upon any Basic Rent, Additional Rent or other sum payable hereunder;

                  (v) if the Lessee shall fail to comply with the requirements of paragraph 27(b)(i) within the time periods provided therein;

                  (vi) if the Lessee has elected to abandon the Property pursuant to paragraph 27(a), and does not comply with the provisions of paragraph 27(a);

                  (vii) if the Lessee shall fail to observe or perform any other provision hereof and such failure shall continue until the earlier of
         (a) 30 days after the date on which the Lessee becomes aware of such failure or (b) 10 days after notice by the Lessor to the Lessee of such failure;

                  (viii) if an Event of Default under the Participation Agreement or any other Operative Document shall have occurred;

                  (ix) if the Lessee shall have abandoned the Property for a period of 30 consecutive days; or

                  (x) if any entity comprising the Lessee shall commence an action for the partition of Lessee's interest in this Lease.

         (b) The Lessor may take all steps to protect and enforce the rights of the Lessor or obligations of the Lessee hereunder, whether by action, suit or proceeding at law or in equity (for the specific performance of any covenant, condition or agreement contained in this Lease, or in aid of the execution of any power herein granted or for any foreclosure, or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as the Lessor shall deem necessary or advisable.

         (c) (i) subject to paragraph 14(c), if an Event of Default shall have occurred and be continuing, then upon five days' written notice by the Lessor to the Lessee, in addition to all other rights or remedies available, the Lessor may terminate this Lease and the Lessee's right to possession of the Property or any part thereof. This Lease and the estate hereby granted shall expire and terminate at midnight on the fifth day (or such later date as may be specified therein) after the date of such notice, as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the Term and all rights of the Lessee shall terminate but the Lessee shall remain liable as hereinafter provided.

         (ii) Should the Lessor elect not to terminate this Lease, this Lease shall continue in effect and Lessor may enforce all Lessor's rights and remedies under this Lease including the right to recover Basic Rent and Additional Rent as it becomes due under this Lease. For the purposes hereof, the following shall not be deemed to constitute a termination of this Lease:

                  (A) Acts of maintenance or preservation of the Property or any part thereof or efforts to relet the Property or any part thereof, including, without limitation, termination of any sublease of the Property and removal of such subtenant from the Property; and/or

                  (B) The appointment of a receiver upon the initiative of the Lessor to protect the Lessor's interest under this Lease.

         (d) If an Event of Default shall have occurred and be continuing, upon five (5) days' notice the Lessor shall have (i) the right, whether or not this Lease shall have been terminated pursuant to paragraph 19(c) hereof, to re-enter and repossess the Property or any part thereof, as the Lessor may elect, by summary proceedings, ejectment, any other legal action or in any other lawful manner the Lessor determines to be necessary or desirable and (ii) the right to remove all Persons and property therefrom. The Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No re-entry or repossession of the Property or any part thereof shall be construed as an election by the Lessor to terminate this Lease unless a notice of such termination is given to the Lessee pursuant to paragraph 19(c) hereof, or unless such termination is decreed by a court or other Governmental Authority of competent jurisdiction. Should the Lessor elect to re-enter the Property as herein provided or should the Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by Law or upon termination of this Lease pursuant to paragraph 19(c) hereof or otherwise as permitted by Law, the Lessee shall peaceably quit and surrender the Property or any part thereof to the Lessor. In any such event, neither the Lessee nor any Person claiming through or under the Lessee, by virtue of any Law, shall be entitled to possession or to remain in possession of the Property or any such part thereof, but shall forthwith quit and surrender the Property to the Lessor.

         (e) At any time or from time to time after the re-entry or repossession of the Property or any part thereof pursuant to paragraph 19(d) hereof, whether or not this Lease shall have been terminated pursuant to paragraph 19(c) hereof, the Lessor may (but shall be under no obligation to) relet the Property or any part thereof, for the account of the Lessee, without notice to the Lessee, for such term or terms and on such conditions and for such uses as the Lessor, in its sole discretion, may determine.

The Lessor may collect and receive any rents payable by reason of such reletting. The Lessor shall not be liable for any failure to relet the Property or any part thereof or for any failure to collect any rent due upon any such reletting.

         (f) No termination of this Lease pursuant to paragraph 19(c) hereof, or by operation of Law, and no re-entry or repossession of the Property or any part thereof, pursuant to paragraph 19(d) hereof, and no reletting of the Property or any part thereof pursuant to paragraph 19(e) hereof, shall relieve the Lessee of its liabilities and obligations hereunder, all of which shall survive such termination, re-entry, repossession or reletting.

         (g) In the event of any termination of this Lease or of the Lessee's right to possession of the Property or any part thereof by reason of the occurrence of any Event of Default, the Lessee shall promptly pay to the Lessor all Basic Rent and Additional Rent and other sums required to be paid to and including the date of such termination of this Lease or of the Lessee's right to possession; and thereafter, until the end of the Term, whether or not the Property or any part thereof shall have been relet, the Lessee to the extent permitted by applicable Law shall be liable to the Lessor for, and shall pay to the Lessor, on the days on which such amounts would be payable under this Lease in the absence of such termination, re-entry or repossession, as agreed current damages and not as a penalty: all Basic Rent, all Additional Rent and other sums which would be payable under this Lease by the Lessee, in the absence of such termination, re-entry or repossession, and all costs (including attorneys' fees and expenses) incurred by the Lessor hereunder (payable on demand). The Lessor shall apply against Lessee's obligations, when received, the net proceeds, if any, of any reletting effected for the account of the Lessee pursuant to paragraph 19(e), after deducting from such proceeds all the Lessor's expenses in connection with such reletting (including, but not limited to, all repossession costs, brokerage commissions, attorneys' fees and expenses, employees' expenses, alteration and financing costs and expenses of preparation for such reletting).

         20. Additional Rights.

         (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by Law or in equity and the exercise by the Lessor of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by the Lessor of any Basic Rent, Additional Rent or other sum payable hereunder with knowledge of the breach by Lessee of any provision hereof shall not constitute waiver of such breach, and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless made in writing. The Lessor shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions hereof, a decree compelling performance of any of the provisions hereof or any other remedy allowed to the Lessor by Law or in equity.

         (b) The Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which they may have to redeem the Property or any part thereof or to have a continuance of this Lease after termination of the Lessee's right of occupancy by Law or by any legal process or writ, or under the terms of this Lease, or after the termination of the Term as herein provided and (ii) the benefits of any Law which exempts property from liability for debt or for distress for rent.

         (c) If an Event of Default has occurred hereunder, the Lessee shall pay to the Lessor on demand, all reasonable fees and expenses, including attorneys' fees and expenses, incurred by the Lessor, up to the time the Lessor has knowledge that such Event of Default has been cured by the Lessee, in enforcing its rights under this Lease.

         (d) TIME IS OF THE ESSENCE IN LESSEE'S PERFORMANCE UNDER THIS LEASE AND THE TERMS HEREIN SHALL BE SO CONSTRUED.

         21. Notices, Demands, and Other Instruments. All notices, offers, consents and other instruments given pursuant to this Lease shall be sent to the parties hereto at the addresses set forth on Schedule I to the Participation Agreement and shall be given in the manner and shall be effective at the times and under the terms set forth in Section 9.02 of the Participation Agreement; provided that, each of the Lessor and the Lessee may from time to time specify, by giving not less than fifteen (15) days' prior notice thereof to the other party (i) any other address in the United States as its address for purposes of this Lease and (ii) any other Person that is to receive copies of notices, offers, consents and other instruments hereunder; provided that neither party shall be entitled to designate more than 2 other Persons to receive copies of notices hereunder.

         22. No Default Certificate. Each party hereto shall, at the reasonable request of the other party hereto, deliver to such other party a certificate stating whether such first party has knowledge of, or has received notice from any Person of, any Casualty, Condemnation, Default or Event of Default.

         23. Surrender.

         (a) Upon the expiration or termination of this Lease or the termination of Lessee's possession of the Property, the Lessee shall surrender the Property to the Lessor in the condition in which the Property was upon the commencement of the Term hereof except as altered by the Modifications and as otherwise repaired, rebuilt, altered, added to or built as permitted or required hereby and except for ordinary wear and tear. To the extent that the Property is not in compliance with the above upon such expiration or termination, the Lessee shall pay to the Lessor as Additional Rent such additional amounts as are required to place it in compliance therewith.

         (b) The Lessee shall also surrender the Property to the Lessor free and clear of all Liens, easements, consents and restrictive covenants and agreements affecting the Property which the Lessee is obliged hereunder to remove.

         (c) The Lessee shall also surrender the Property in a condition such that the Property is in compliance with all applicable Environmental Laws at surrender (whether or not the deadline for such compliance would otherwise expire before the end of the Term). Nothing contained in this paragraph 23 shall relieve or discharge or in any way affect the obligation of the Lessee to cure promptly pursuant to this Lease any violations of Legal Requirements referred to in this Lease, or to pay and discharge any Liens and Impositions against the Property. Lessee shall cooperate, to the fullest extent, with the Lessor, its subsequent lessees, operators or purchasers to effect the transfer of all of Lessee's Applicable Permits for the Property to such Persons.

         (d) The Lessee, at its sole cost and expense, shall remove from the Property on or prior to the thirtieth (30th) day following such expiration or termination all property situated thereon which is not owned by the Lessor and shall repair any damage caused by such removal and shall restore the Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation of such property, except for ordinary wear and tear. Lessee shall indemnify and hold harmless the Lessor, the holders of Instruments and their respective successors and assigns from and against any loss, liability or claim arising out of the Lessee's removal of such property from the Property. Any such property of the Lessee not so removed shall become the property of the Lessor, and the Lessor may cause such property to be removed from the Property and disposed of, and the cost of any such removal and disposition of the Lessee's property and of repairing any damage caused by such removal and of the restoration of the Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation of such property, ordinary wear and tear excepted, shall be borne by the Lessee.

         (e) The obligations of the Lessee under this paragraph 23 shall survive the expiration or any termination of this Lease (whether by operation of Law or otherwise) for all matters described herein which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.

         24. Miscellaneous.

         (a) This Lease supersedes all prior agreements between the parties hereto with respect to the matters addressed herein. Each provision hereof shall be separate and independent and the breach of any such provision by the Lessor shall not discharge or relieve the Lessee from its obligations to perform each and every covenant to be performed by the Lessee hereunder. If any provision hereof or the application thereof to any Person or circumstance shall be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by Law. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the respective permitted successors and assigns of the Lessor and the Lessee to the same extent as if each successor and assignee were named as a party hereto. Except for subleases and licenses permitted or created in accordance with paragraph 17 hereof, the Lessee may not assign its rights or obligations hereunder or any interest herein. The Lessor may assign all or any part of its interest in the Property and/or its rights and obligations under this Lease to the extent permitted by the Operative Documents. This Lease may not be changed, modified or discharged except by a writing signed by the Lessor and the Lessee, in compliance with the requirements set forth in the Participation Agreement. Any change, modification or discharge made otherwise than as expressly permitted by this paragraph 24 shall be null and void. THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Lease, when delivered, shall constitute an original, fully enforceable counterpart for all purposes except that only the counterpart stamped or marked "COUNTERPART NUMBER ONE" or "COUNTERPART NUMBER 1" shall constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction.

         (b) No recourse shall be had against the Lessor, the Trustee, the Agent, Managing Agents or any holder of any Instrument or their respective employees, agents, beneficiaries or shareholders, for any claim based on any failure by the Lessor in the performance or observance of any of the agreements, covenants or provisions contained in this Lease and in the event of any such failure, recourse shall be had solely against the Lessor's interest in the Property; provided, however, that nothing contained in this Lease shall be taken to prevent enforcement of any claim against the Lessor or any other Person arising out of or in connection with this Lease based on fraud, gross negligence or willful misconduct of any officer, director, shareholder or employee of the Lessor and nothing shall prevent enforcement against any other Person to which any part thereof shall have been transferred, or obligations undertaken or assumed in writing by such Person.

         25. Headings and Table of Contents. The table of contents and the headings of the various paragraphs and Schedules of this Lease are for convenience only and shall not affect the meaning of the terms and conditions of this Lease.

         26. Lessor's Right to Cure Lessee's Default. If the Lessee shall fail to make any payment or perform any act required to be made or performed under this Lease, and such failure results in an Event of Default hereunder, the Lessor, without waiving any Default or Event of Default or releasing Lessee from any obligation, may (but shall be under no obligation to) make such payment or perform such act for the account and at the sole cost and expense of the Lessee, and may enter upon the Property for such purpose and take all such action thereon as, at the Lessor's sole discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. The Lessor shall endeavor to give notice to the Lessee of any such action taken pursuant to this paragraph 26, but its failure to do so shall not affect its rights hereunder. All sums so paid by the Lessor and all costs and expenses (including, without limitation, attorneys' fees and expenses so incurred, together with interest thereon at the Default Rate to the extent permitted by Law) shall be paid by the Lessee to the Lessor on demand as Additional Rent.

         27. Expiration of the Lease.

         (a) The Lessee shall give notice to the Lessor, not less than twelve
(12) months prior to the Expiration Date, if it intends to abandon the Property as of the Expiration Date and pay to the Lessor on the Expiration Date any Basic Rent, Additional Rent and any other amounts then due and payable to the Lessor hereunder (and the failure to give such notice shall constitute a notice that the Lessee will exercise its Option to Purchase the Property on the Expiration Date (unless earlier purchased in accordance with paragraphs 14 and 15)). Upon the giving of such notice that it intends to abandon the Property, the Lessee shall be obliged to comply with the requirements of paragraph 27(b)(i) hereof. The Lessee shall not be entitled to give such notice, or to abandon the Property, if the Property is included on the CERCLIS list maintained by the U.S. Environmental Protection Agency, unless such agency has issued a no further action letter in connection therewith.

         (b) (i) Upon the election of the Lessee to abandon the Property pursuant to paragraph 27(a) hereof, Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of the Lessee, to or for the benefit of the Lessor and the holders of the Instruments, within the time frame specified:

                  (A) A Phase I environmental audit of the Property (and any additional investigations suggested by the results of the Phase I environmental audit), commissioned by the Lessor which shall be completed not less than 30 days and not more than 60 days prior to the Expiration Date, and shall be satisfactory in all respects to the Managing Agents, the Lessor and the holders of B-Notes and Certificates, in each case, in their sole discretion;

                  (B) A report of an Independent Engineer commissioned by the Lessor shall have been completed not less than 30 days and not more than 60 days prior to the Expiration Date, and shall be satisfactory in all respects to the Managing Agents, the Lessor and the Majority Holders of the B-Notes and the Certificates, in their sole discretion, to the effect that the Property has been maintained in accordance with the terms and conditions of the Lease and will, at the Expiration Date, be in the condition required by the Lease;

                  (C) At least 30 but not more than 60 days prior to the Expiration Date, evidence satisfactory to the Lessor and the Majority Holders of the B-Notes and Certificates that all necessary easements, permits, material contracts and other matters to be delivered pursuant to the Services Agreement will be provided;

                  (D) Evidence satisfactory to the Lessor and the Majority Holders of the B-Notes and Certificates that a Permanent Certificate of Occupancy for the Improvements shall have been issued no less than nine months prior to the Expiration Date and shall be in full force and effect on the Expiration Date;

                  (E) At the Expiration Date, no Casualty or Condemnation shall have occurred for which rebuilding and restoration pursuant to paragraph 12(c) is not complete, and there shall be no temporary Condemnation which extends beyond the Expiration Date; and

                  (F) If the Lessee has removed or made material alterations to the Modifications after the Completion Date, not less than 30 and not more than 60 days prior to the Expiration Date the Lessee shall deliver an appraisal from an appraiser reasonably satisfactory to the Lessor and the Majority Holders of the B-Notes and Certificates which shall indicate that the fair market value of the Property at the Expiration Date will be at least $300,000,000. If such appraisal indicates a fair market value which is below $300,000,000 (the "Appraised Value"), such appraisal shall also indicate what the fair market value of the Property would have been had the Modifications remained in the condition required on the Completion Date (ordinary wear and tear excepted) (the "Required Value").

         (ii) Upon the Lessee's election to abandon the Property pursuant to paragraph 27(a) hereof, the Lessor shall have the sole and exclusive right to sell or dispose of its interest in the Property and, as of the Expiration Date, the Lessee shall have no further claim thereto except pursuant to Section 5.03 of the Declaration. The proceeds of any sale or disposition of the Lessor's interest in the Property pursuant to this paragraph 27(b) (herein called a "Qualified Sale") shall be applied by the Lessor as follows: first, to pay all Closing Costs in connection with the Qualified Sale; and second, as provided in the Declaration. If (A) the Required Value (as defined in clause (i)(F) above) is higher than the Appraised Value (as defined in clause (i)(F) above) and (B) the Sales Proceeds are less than the principal and stated amount of, plus interest and yield and all other amounts due and owing with respect to, the B-Notes and Certificates, the Lessee shall pay to Lessor funds equal to the difference between the Sales Proceeds and such amounts due and owing with respect to the B-Notes and Certificates, but in no case shall Lessee be required to pay an amount exceeding the lesser of (x) the difference between the Required Value and the Appraised Value and (y) the difference between $300,000,000 and the Appraised Value (such payment, the "Required Value Payment").

         28. Subordination. Notwithstanding anything to the contrary contained in this Lease, this Lease and all rights of Lessee hereunder shall be, and the same are hereby made and shall be subject and subordinate in all respects to the lien created by, as well as to all of the terms, covenants and conditions contained in, any and all mortgages, in whatever amount(s), on whatever terms and conditions and without regard to the order of recordation thereof (each such mortgage hereinafter referred to as the "Prior Mortgage"), now or at any time hereafter affecting or encumbering the Property, including, without limitation, any such mortgage now or hereafter granted by the Lessor on its interest in the Property, as well as to any and all advances under, and increases to, the Prior Mortgage, and any and all extensions, consolidations, modifications and supplements thereto. The foregoing subordination provision shall be self-operative and no further instrument of subordination shall be required to effect the same. In confirmation of such subordination, the Lessee shall promptly execute and deliver any instrument that the Lessor, the holder of any Prior Mortgage, or any of their respective successors in interest may reasonably request to evidence such subordination. Notwithstanding the foregoing, the Agent may at any time elect to subordinate any one or more of the Prior Mortgages held by the Agent to this Lease upon such terms and conditions, and reserving such rights as the holder of such Prior Mortgages, as the Agent desires. Any such subordination shall be effectuated by an instrument in writing, executed by the Agent and shall be effectuated by the Agent only upon the direction of all of the holders of the series of Instruments for whose benefit such Prior Mortgage was granted.

         29. Waiver of Trial by Jury. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS LEASE OR THE OPERATIVE DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE LESSOR AND THE LESSEE HEREBY AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, REGARDLESS OF WHICH PARTY COMMENCES SUCH ACTION OR PROCEEDING.

         30. Jurisdiction. Jurisdiction hereunder shall be governed by the provisions governing jurisdiction set forth in Section 7.20 of the Participation Agreement, which procedures are hereby incorporated herein mutatis mutandis, by reference, as if fully set forth herein.

         31. No Merger of Title. There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee ownership of the Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Lease or the leasehold estate created by this Lease or any interest in this Lease or interest in the fee ownership of the Parcel, and no such merger shall occur unless and until all Persons having any interest in (x) the leasehold estate created by this Lease (y) the fee ownership of the Property or any part thereof shall join in a written instrument effecting such merger and shall duly record the same.

         32. Further Assurances. Each party hereto agrees that it will promptly and duly execute and deliver to the other party such documents and assurances and take such further actions as the other party may from time to time reasonably request to carry out more effectively the intent and purpose of this Lease, or to establish and protect the rights and remedies created or intended to be created hereunder in favor of any party.

         33. Schedules; Exhibits. Schedules A, B and C referred to in this Lease are hereby incorporated by reference herein.

         34. Tenants in Common. At all times each tenant-in-common comprising the Lessee under this Lease shall be jointly and severally liable for the performance of all obligations of the Lessee hereunder, including without limitation, the obligation to pay Basic Rent, Additional Rent and all other amounts becoming due and payable from time to time hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed by their respective Officers thereunto duly authorized as of the date hereof.


                                  STATE STREET BANK AND TRUST
                                       COMPANY OF
                                       CONNECTICUT, NATIONAL
                                       ASSOCIATION, not in
                                       its individual
                                       capacity but solely as
                                       Trustee of the 1993
                                       Smith Barney Office
                                       Building Trust, as
                                       lessor


                                  By:    /s/ Arthur J. MacDonald
                                       ----------------------------------------
                                       Name:  Arthur J. MacDonald
                                       Title:   Assistant Vice President


                                  SMITH BARNEY INC.


                                  By:    /s/        Mark I. Kleinman
                                       ----------------------------------------
                                       Name:  Mark I. Kleinman
                                       Title:   Deputy Treasurer


                                  By:    /s/ Joseph J. Martinelli
                                       ----------------------------------------
                                       Name:  Joseph J. Martinelli
                                       Title:   Assistant Treasurer


                                  SALOMON BROTHERS INC


                                  By:    /s/        Mark I. Kleinman
                                       ----------------------------------------
                                       Name:  Mark I. Kleinman
                                       Title:   Deputy Treasurer


                                  By:    /s/ Thomas W. Jasper
                                       ----------------------------------------
                                       Name:  Thomas W. Jasper
                                       Title:  Treasurer


                                  TRAVELERS GROUP INC.


                                  By:    /s/        Robert Matza
                                       ----------------------------------------
                                       Name:  Robert Matza
                                       Title:  Treasurer

                                  By:    /s/ Firoz B. Tarapore
                                       ----------------------------------------
                                       Name:  Firoz B. Tarapore
                                       Title:   Deputy Treasurer


                                  MUTUAL MANAGEMENT CORP.


                                  By:    /s/        Michael J. Day
                                       ----------------------------------------
                                       Name:  Michael J. Day
                                       Title:  Treasurer


                                  By:    /s/ James S. Conahan
                                       ----------------------------------------
                                       Name:  James S. Conahan
                                       Title:   Controller


                                  SMITH BARNEY CAPITAL SERVICES INC.


                                  By:    /s/        Mark I. Kleinman
                                       ----------------------------------------
                                       Name:  Mark I. Kleinman
                                       Title:  Treasurer


                                  By:    /s/ Lee Grohman
                                       ----------------------------------------
                                       Name:  Lee Grohman
                                       Title:   Assistant Treasurer


                                  SMITH BARNEY COMMERCIAL CORP.


                                  By:    /s/        Mark I. Kleinman
                                       ----------------------------------------
                                       Name:  Mark I. Kleinman
                                       Title: Treasurer


                                  By:    /s/ Lee Grohman
                                       ----------------------------------------
                                       Name:  Lee Grohman
                                       Title:   Assistant Treasurer


                                  SMITH BARNEY FUTURES MANAGEMENT INC.


                                  By:    /s/        Daniel G. Dontuono
                                       ----------------------------------------
                                       Name:
                                       Title:

                                  By:    /s/ Lee Grohman
                                       ----------------------------------------
                                       Name:  Lee Grohman
                                       Title:   Assistant Treasurer


                                  SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC.


                                  By:    /s/        Mark I. Kleinman
                                       ----------------------------------------
                                       Name:  Mark I. Kleinman
                                       Title:  Treasurer


                                  By:    /s/ Lee Grohman
                                       ----------------------------------------
                                       Name:  Lee Grohman
                                       Title:   Assistant Treasurer

STATE OF MASSACHUSETTS    )
                          )  ss.:
COUNTY OF SUFFOLK         )


                  On the 25th day of March, 1998, before me personally came Arthur J. MacDonald, to me known, who, being by me duly sworn, did depose and say that he resides at Middleboro MA; that he is the Assistant Vice President of State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Trustee under a Declaration of Trust dated as of December 30, 1994, as amended; and that he signed his name thereto by authority of the board of directors of said national banking association.





                                        /s/ Rose Marie Mogauro
                                  ----------------------------------------
                                             Notary Public

                                            [ROSE MARIE MOGAURO
                                               Notary Public
                                  My Commission Expires January 14, 2005]

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )


                  On the 27th day of March, 1998, before me personally came Mark
I. Kleinman, to me known, who, being by me duly sworn, did depose and say that he is the Deputy Treasurer of Smith Barney Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                  On the 27th day of March, 1998, before me personally came Mark
I. Kleinman, to me known, who, being by me duly sworn, did depose and say that he is the Deputy Treasurer of Salomon Brothers Inc, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                  On the 27th day of March, 1998, before me personally came Robert Matza, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Travelers Group Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.




                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )


                  On the 27th day of March, 1998, before me personally came Michael J. Day, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Mutual Management Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )


                  On the 27th day of March, 1998, before me personally came Daniel Dantuono, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Smith Barney Futures Management Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )


                  On the 27th day of March, 1998, before me personally came Mark
I. Kleinman, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Smith Barney Capital Services Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )


                  On the 27th day of March, 1998, before me personally came Mark
I. Kleinman, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Smith Barney Commercial Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )


                  On the 27th day of March, 1998, before me personally came, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Smith Barney Global Capital Management, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.



                                     /s/ Maria T. Santiago
                                  ----------------------------------------
                                          Notary Public

                                         [MARIA T. SANTIAGO
                                  Notary Public, State of New York
                                           No. 015A5050058
                                    Qualified in New York County
                                  Commission Expires Oct. 2, 1999]

                                   SCHEDULE A

                            Description of the Parcel


PARCEL 1

The fee of Parcel 1 and the Lease (in part) cover premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly line of Hubert Street with the westerly line of Greenwich Street;

RUNNING THENCE South 21 degrees 23 minutes 00 minutes east along the westerly line of Greenwich Street, 210.01 feet;

THENCE South 68 degrees 07 minutes 20 seconds West 140.00 feet;

THENCE South 21 degrees 52 minutes 40 seconds East 9.00 feet;

THENCE South 68 degrees 07 minutes 20 seconds West 281.89 feet to a point in the easterly line of West Street;

THENCE North 20 degrees 04 minutes 45 seconds West along the easterly line of West Street, 219.11 feet to the corner formed by the intersection of the easterly line of West Street with southerly line of Hubert Street;

THENCE North 68 degrees 07 minutes 20 seconds East along the southerly line of Hubert Street, 416.52 feet to the point or place of BEGINNING.

The street lines described above as shown on map entitled "Map Showing a Change in the Street System etc. in Connection with the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.

PARCEL 2

The Lease in part covers premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded ad described as follows:

BEGINNING at the corner formed by the intersection of the easterly line of West Street with the northerly line of N. Moore Street;

RUNNING THENCE North 20 degrees 04 minutes 45 seconds West, along the easterly line of West Street, 190.09 feet;

THENCE North 21 degrees 52 minutes 40 seconds West 9.00 feet;

THENCE North 68 degrees 07 minutes 20 seconds East 140.00 feet to a point in the westerly line of Greenwich Street;

THENCE South 21 degrees 28 minutes 00 seconds East, along the westerly line of Greenwich Street, 199.00 feet to the corner formed by the intersection of the northerly line of N. Moore Street with the westerly line of Greenwich Street;

THENCE South 68 degrees 07 minutes 20 seconds West, along the northerly line of
N. Moore Street, 426.43 feet to the point or place of BEGINNING.

The street lines described above are as shown on map entitled "Map Showing a Change in the Street System etc. in Connection wit the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.

BLANKET DESCRIPTION (PARCELS 1 AND 2)

The Lease covers premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded ad described as follows:

BEGINNING at the corner formed by the intersection of the southerly line of Hubert Street with the westerly line of Greenwich Street;

RUNNING THENCE South 21 degrees 28 minutes 00 seconds East along the westerly line of Greenwich Street, 409.01 feet to the corner formed by the intersection of the westerly line of Greenwich Street with the northerly line of N. Moore Street;

THENCE South 68 degrees 07 minutes 20 seconds West along the northerly line of
N. Moore Street, 426.43 feet to the corner formed by the intersection of the northerly line of N. Moore Street with the easterly line of West Street;

THENCE North 20 degrees 04 minutes 45 seconds West along the easterly line of West Street, 409.20 feet to the corner formed by the intersection of the easterly line of West Street with the southerly line of Hubert Street;

THENCE North 68 degrees 07 minutes 20 seconds East along the southerly line of Hubert Street, 416.52 feet to the point or place of BEGINNING;

The street lines described above are as shown on map entitled "Map Showing a Change in the Street System etc. in Connection wit the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.

                                   SCHEDULE B

                                  Rent Schedule


                   Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Lease (and the other Schedules thereto) to which this Schedule B is attached including terms defined by reference in the Lease to the other Operative Documents.

I.  Basic Rent

         (A)      Capitalized Cost.

                  The "Capitalized Cost" of the Property is equal to the sum of the outstanding aggregate principal amounts of the A-Notes, B-Notes and Construction Notes plus the aggregate stated amount of the Certificates.

                  The "Series A Portion" shall mean that portion of the Capitalized Cost which is equal to the sum of the aggregate principal amount outstanding of the Construction A-Notes and the A-Notes.

                  The "Series B Portion" shall mean that portion of the Capitalized Cost which is equal to the sum of the aggregate principal amount outstanding of the Construction B-Notes and the B-Notes.

                  The "Series C Portion" shall mean that portion of the Capitalized Cost which is equal to the aggregate stated amount outstanding of the Certificates.

         B.       Basic Rent.

                  "Basic Rent" shall be due and payable in arrears on each Payment Date in amounts calculated as set forth below:

                  (1) If the Construction Notes are exchanged on a day which is not a regular Payment Date, Basic Rent shall be proportionately adjusted to such date of exchange, and any additional costs (including, without limitation, any Break Costs) incurred by the Lessor in connection with such exchange shall also be payable on such date as Additional Rent under this Lease. A certificate as to the amount of such costs submitted to the Lessee by the Lessor shall be conclusive and binding for all purposes, absent manifest error.

                  (2) Basic Rent shall equal the sum of (A) an amount equal to the product of the Series A Portion times the Applicable Rate, and (B) an amount equal to the product of the Series B Portion times the Applicable Rate, and (C) an amount equal to the product of the Series C Portion times the Applicable Rate; all calculated in compliance with the Rate Calculations.

         No payments in respect of Basic Rent will be due and payable to the Lessor to the extent that payments of interest and other payments due under or with respect to the Construction Notes are made by Construction Advances pursuant to Section 1.05(c) of the Participation Agreement.

II.  Additional Rent

     In addition to such Additional Rent as may otherwise be payable under the Lease, Lessee shall pay subject to the provisions of this Lease and the Participation Agreement, within 30 days of a demand therefor but subject in all cases to Lessee's rights under the Operative Documents, as Additional Rent, without duplication, all Break Costs, Funding Costs, Reserve Costs, Increased Costs (for the period beginning 30 days before the Lessee's receipt of the relevant holder's notice thereof) and Illegality Costs (collectively, "Additional Costs"); provided, however, that no Additional Rent shall be payable hereunder in respect of Increased Costs incurred by any Certificate Purchaser which is not a bank or an affiliate of a bank.

     Promptly after Lessor receives notice from any holder of Instruments of any Additional Costs to be payable as Additional Rent Lessor shall supply (i) a copy of the same to the Lessee; provided, however, that, other than as provided in the first parenthetical of the preceding paragraph with respect to Increased Costs, the failure to provide such notice as to Additional Costs shall not affect the Lessor's right to recover Additional Rent for the same but shall merely affect the timing of such recovery; and (ii) a certificate in reasonable detail setting forth the basis for and the amount of such Additional Costs submitted by the Lessor (on behalf of a holder) to the Lessee which notice shall be conclusive and binding for all purposes, absent manifest error.

                                   SCHEDULE C



INTERESTS OF TENANTS IN COMMON
Smith Barney Inc.                                                              84.86%

Travelers Group Inc.                                                            7.38%

Salomon Brothers Inc                                                            5.00%

Mutual Management Corp.                                                         2.50%

Smith Barney Capital Services Inc.                                              0.07%

Smith Barney Commercial Corp.                                                   0.07%

Smith Barney Futures Management Inc.                                            0.06%

Smith Barney Global Capital Management, Inc.                                    0.06%

                                    Exhibit A

                Form of Memorandum of Amended and Restated Lease

                               STATE OF: NEW YORK

                               COUNTY OF: NEW YORK


Prepared by, Recording Requested by
and When Recorded Return to:

     STATE STREET BANK AND TRUST COMPANY
     OF CONNECTICUT, NATIONAL ASSOCIATION,
     not in its individual capacity but
     solely as Trustee of the 1993
     Smith Barney Office Building Trust

     c/o Thomas C. Mazza, Esq.
     Dewey Ballantine LLP
     1301 Avenue of the Americas
     New York, New York 10019-6092

                    MEMORANDUM OF AMENDED AND RESTATED LEASE

                  THIS MEMORANDUM OF AMENDED AND RESTATED LEASE (this "Memorandum") is entered into and executed as of March 27, 1998, by and between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee of the 1993 Smith Barney Office Building Trust under that certain unrecorded Amended and Restated Declaration of Trust dated as of December 30, 1994 (as amended on March 27, 1998, the "Declaration"), (the "Lessor") having its Corporate Trust Office at c/o State Street Bank and Trust Company, P.O. Box 778, Boston, Massachusetts 02210, and SMITH BARNEY INC., a Delaware corporation, SALOMON BROTHERS INC, a Delaware corporation, MUTUAL MANAGEMENT CORP. (formerly Smith Barney Mutual Funds Management Inc., which was a successor by merger to Mutual Management Corp.), a New York Corporation, SMITH BARNEY CAPITAL SERVICES INC., a Delaware corporation, SMITH BARNEY COMMERCIAL CORP., a Delaware corporation, SMITH BARNEY FUTURES MANAGEMENT INC., a Delaware corporation, SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC., a Delaware corporation, and TRAVELERS GROUP INC. (formerly The Travelers Inc.), a Delaware corporation, as tenants in common (collectively, the "Lessee").

                              PRELIMINARY STATEMENT

                  Lessor is the owner of the parcels of land more particularly described on Schedule A hereto and all easements, rights, and appurtenances relating thereto (collectively, the "Parcel") and all structures, buildings, or other improvements now or hereafter located on the Parcel (collectively, the "Improvements"). Lessor leased the Parcel and the Improvements (collectively, the "Property") to Lessee pursuant to that certain Lease, dated as of July 30, 1993 (the "Original Lease"). The Lessee and the Lessor amended and restated, in its entirety, the Original Lease to, among other things, extend the lease term (the "Amended and Restated Lease"). The Lessee and the Lessor wish to amend the Amended and Restated Lease to, among other things, extend the lease term.

                  Lessor wishes to evidence of record in the State of New York a memorandum of that certain unrecorded amendment to the Amended and Restated Lease between Lessor and Lessee dated March 27, 1998 (the "Lease"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.


                                     PART I

                               MEMORANDUM OF LEASE

                  NOW, THEREFORE, the parties do hereby agree that the Lease provides as follows:

                  (i) The term of the Lease is for a term commencing as of July 30, 1993 and ending on March 27, 2003, or such earlier date as provided in the Lease;

                  (ii) Nothing contained in the Lease shall be considered as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING OR POSSESSING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER SIMILAR STATUTORY LIENS FOR ANY LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE PROPERTY OR ANY PART THEREOF.

                                     PART II

                                  MISCELLANEOUS

                  1. No Modification; Conflict. Nothing contained in this Memorandum shall modify or be deemed to modify the Lease. Should any conflict exist between the provisions of this Memorandum and the Lease, the terms and provisions of the Lease shall govern.

                  2. Multiple Counterparts. The parties may sign this Memorandum in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Memorandum of Lease to be duly executed by their respective officers solely for the purposes of acknowledging and placing of record their agreements referred to above.


                                  STATE STREET BANK AND TRUST
                                  COMPANY OF CONNECTICUT,
                                  NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as Trustee of the 1993 Smith Barney Office Building Trust, as lessor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SMITH BARNEY INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS INC


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  TRAVELERS GROUP INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  MUTUAL MANAGEMENT CORP.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SMITH BARNEY FUTURES
                                  MANAGEMENT INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SMITH BARNEY CAPITAL SERVICES INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  SMITH BARNEY COMMERCIAL CORP.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SMITH BARNEY GLOBAL
                                   CAPITAL MANAGEMENT, INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE A
                             to Memorandum of Lease

                            Description of the Parcel


PARCEL 1

The fee of Parcel 1 and the Lease (in part) cover premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly line of Hubert Street with the westerly line of Greenwich Street;

RUNNING THENCE South 21 degrees 23 minutes 00 minutes east along the westerly line of Greenwich Street, 210.01 feet;

THENCE South 68 degrees 07 minutes 20 seconds West 140.00 feet;

THENCE South 21 degrees 52 minutes 40 seconds East 9.00 feet;

THENCE South 68 degrees 07 minutes 20 seconds West 281.89 feet to a point in the easterly line of West Street;

THENCE North 20 degrees 04 minutes 45 seconds West along the easterly line of West Street, 219.11 feet to the corner formed by the intersection of the easterly line of West Street with southerly line of Hubert Street;

THENCE North 68 degrees 07 minutes 20 seconds East along the southerly line of Hubert Street, 416.52 feet to the point or place of BEGINNING.

The street lines described above as shown on map entitled "Map Showing a Change in the Street System etc. in Connection with the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.

PARCEL 2

The Lease in part covers premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded ad described as follows:

BEGINNING at the corner formed by the intersection of the easterly line of West Street with the northerly line of N. Moore Street;

RUNNING THENCE North 20 degrees 04 minutes 45 seconds West, along the easterly line of West Street, 190.09 feet;

THENCE North 21 degrees 52 minutes 40 seconds West 9.00 feet;

THENCE North 68 degrees 07 minutes 20 seconds East 140.00 feet to a point in the westerly line of Greenwich Street;

THENCE South 21 degrees 28 minutes 00 seconds East, along the westerly line of Greenwich Street, 199.00 feet to the corner formed by the intersection of the northerly line of N. Moore Street with the westerly line of Greenwich Street;

THENCE South 68 degrees 07 minutes 20 seconds West, along the northerly line of
N. Moore Street, 426.43 feet to the point or place of BEGINNING.

The street lines described above are as shown on map entitled "Map Showing a Change in the Street System etc. in Connection wit the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.


BLANKET DESCRIPTION (PARCELS 1 AND 2)

The Lease covers premises more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded ad described as follows:

BEGINNING at the corner formed by the intersection of the southerly line of Hubert Street with the westerly line of Greenwich Street;

RUNNING THENCE South 21 degrees 28 minutes 00 seconds East along the westerly line of Greenwich Street, 409.01 feet to the corner formed by the intersection of the westerly line of Greenwich Street with the northerly line of N. Moore Street;

THENCE South 68 degrees 07 minutes 20 seconds West along the northerly line of
N. Moore Street, 426.43 feet to the corner formed by the intersection of the northerly line of N. Moore Street with the easterly line of West Street;

THENCE North 20 degrees 04 minutes 45 seconds West along the easterly line of West Street, 409.20 feet to the corner formed by the intersection of the easterly line of West Street with the southerly line of Hubert Street;

THENCE North 68 degrees 07 minutes 20 seconds East along the southerly line of Hubert Street, 416.52 feet to the point or place of BEGINNING;

The street lines described above are as shown on map entitled "Map Showing a Change in the Street System etc. in Connection wit the Washington Market Urban Renewal Area", dated March 4, 1970, modified July 1, 1970, Acc. No. 29985, adopted by the Board of Estimate, October 8, 1970, Cal. No. 15.

Elevations refer to Datum use by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above United States Coast and Geodetic Survey Datum, mean sea level, Sandy Hook, New Jersey.

The bearings area in the system used on the Borough Survey, Borough President's Office, Manhattan.

                                      iii